THE PRUDENTIAL SERIES FUND

SP Prudential U.S. Emerging Growth Portfolio

Supplement dated January 9, 2017 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prudential Series Fund (PSF) Prospectus and Statement of Additional Information (SAI) for the SP Prudential U.S. Emerging Growth Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the PSF Prospectus.

Effective January 9, 2017, Sheetal M. Prasad, CFA will replace Jeffrey Rabinowitz as a portfolio manager for the Portfolio. John P. Mullman, CFA will remain as a portfolio manager for the Portfolio.

To reflect these changes, the Prospectus and SAI are hereby revised as follows:

        I.            All references to Jeffrey Rabinowitz are hereby removed.

II. The table in the “SUMMARY: SP Prudential U.S. Emerging Growth Portfolio – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby replaced with the information set forth below:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	John P. Mullman, CFA	Managing Director	August 2005
		Sheetal M. Prasad, CFA	Managing Director	January 2017
III. The following hereby replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – SP Prudential U.S. Emerging Growth Portfolio”:

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA and Sheetal M. Prasad, CFA, are the portfolio managers of the Portfolio.

John P. Mullman, CFA, is a Managing Director, the Head of Small and Mid Cap Equity, and a small cap core, smid cap core and mid cap growth manager of Jennison. He joined Jennison in August 2000. Mr. Mullman has been managing institutional small cap portfolios since 1996 and was named Portfolio Manager of the Prudential Jennison Small Company Fund in May 2000. He was also named Portfolio Manager for the Prudential Jennison Mid Cap Growth Fund in 2005. Barron’s magazine named Mr. Mullman one of the top 100 mutual fund managers in 2006, 2007, and 2008. Mr. Mullman joined Prudential in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leveraged buyouts, Employee Stock Ownership Plan (ESOP) financings, and asset-backed investments. From 1991 to 1995, Mr. Mullman was vice president in Prudential's financial restructuring group, managing a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Through his private equity and workout experience, Mr. Mullman has served on the boards of directors of three public and private firms and has worked closely with management in developing and implementing strategic growth plans for several small cap companies. He received a BA in economics from the College of the Holy Cross and an MBA from Yale University. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute.

Sheetal M. Prasad, CFA, is a Managing Director, mid cap growth and small cap core portfolio manager, and an equity research analyst. She joined Jennison in October 2007 and was named a portfolio manager of small cap portfolios in January 2016 and mid cap portfolios in January 2017. Prior to Jennison, Ms. Prasad was a small and midcap health care equity research analyst at DWS Scudder Investments, a division of Deutsche Bank. She began her equity research career in 2000 as an associate at Bear, Stearns & Co., where she worked with the medical device research team. She received a BS in biology from Georgetown University. She is a member of The New York Society of Security Analysts, Inc. and the CFA Institute.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

IV. The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Mr. Rabinowitz and adding the following information with respect to Ms. Prasad:\
Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/Total Assets (Thousands)	Other Accounts/Total Assets (Thousands)*	Ownership of Fund Shares
Sheetal M. Prasad, CFA	4/$968,741	5/$760,314	11/$1,953,984	None

Information in the above table is as of December 31, 2016 and is pro forma.
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

V. In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest” is revised by deleting the Compensation section for Jennison Associates LLC and replacing it with the following:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred.     Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio manager(s) are listed below.

The quantitative factors reviewed for the portfolio manager(s) may include:

•	One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
•	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio manager(s) may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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